UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 28, 2017 (December 21, 2017)

Date of Report (Date of earliest event reported):

Learning Tree International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27248	95-3133814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13650 Dulles Technology Drive, Herndon, Virginia		20171
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 709-9119

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01     Entry into a Material Definitive Agreement.

On December 21, 2017, the Lease Amending Agreement Surrender Agreement (“Surrender Agreement”) entered into by Learning Tree International Inc. (“Learning Tree Canada”), the Canadian subsidiary of Learning Tree International, Inc., a Delaware corporation and parent company (“Learning Tree”), and T.E.C. Leaseholds Limited (“Landlord”) became effective, which provided for the amendment and early termination of Learning Tree Canada’s lease agreement, dated March 6, 2000, as amended (“Lease Agreement”) for its Education Center located in Toronto, Ontario. The Surrender Agreement provides for the early termination of the Lease Agreement to occur on March 31, 2018. A summary of the key provisions of the Surrender Agreement is as follows:

●

The Surrender Agreement was conditional upon the Landlord entering into a new lease for the premises no later than December 22, 2017. This condition was for the sole benefit of the Landlord and was satisfied by written notification to Learning Tree Canada on December 21, 2017;

●	The lease term for the 17,207 square feet facility now expires on March 31, 2018, instead of the original expiration date of October 31, 2020; and
●	As consideration for the early termination of the Lease Agreement, Learning Tree Canada paid a one-time fee to the Landlord equal to approximately two months’ rent or CDN$129,302.

The foregoing summary of the Surrender Agreement is qualified in its entirety by the full text of the Surrender Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The early termination of this lease continues Learning Tree’s cost reduction program to eliminate excess real estate costs by allowing Learning Tree Canada to find a location in Toronto more suitable in size for its current needs.

 Item 9.01           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

10.1	Lease Amending Agreement Surrender Agreement between Learning Tree Canada and T.E.C. Leaseholds Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 28, 2017	LEARNING TREE INTERNATIONAL, INC.

	By:	/s/ David W. Asai
David W. Asai
Chief Financial Officer (Principal Financial Officer)